UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 1998

                        VICORP Restaurants, Inc.
             (Exact name of registrant as specified in its charter)

     Colorado                    0-12343                   84-0511072
(State or other jurisdiction    (Commission                (IRS Employer
of incorporation)                File Number)               Identification No.)

                   400 West 48th Avenue, Denver, Colorado 80210
                      (Address of principal executive offices)

Registrant's telephone number, including area code (303) 296-2121


Item 5 - The Board of Directors of VICORP Restaurants, Inc., on October 2, 1998, authorized the repurchase of up to nine hundred thousand shares of its common stock. The purchases are authorized to be made from time to time in the open market or through privately negotiated transactions.

Item 8 - Change in Fiscal Year.

The Board of Directors of VICORP Restaurants, Inc., determined at its June 12, 1998, meeting that the Company's 1998 fiscal year end would be changed from the last day in October to November 1, 1998. Subsequent fiscal years will end on the last Sunday in October. The transition period will be covered in the Company's Form 10-K for the year ending November 1, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VICORP RESTAURANTS, INC.
                              (Registrant)
October 8, 1998

                              By:
                                 /s/ Charles R. Frederickson
                                 ______________________________
                              Charles R. Frederickson
                              Chairman of the Board, President and
                              Chief Executive Officer